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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

        Date of Report (Date of earliest event reported): March 20, 2001


J.P. Morgan Acceptance Corporation I, (as depositor under the Trust Agreement, dated as of March 1, 2001, which forms Mellon Home Equity Line of Credit Trust 2001-1)

                      J.P. Morgan Acceptance Corporation I
             (exact name of registrant as specified in its charter)


          Delaware                   333-77275-                  13-3475488
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

                                 60 Wall Street
                            New York, New York 10260
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 834-5512

                                    No Change
       -------------------------------------------------------------------

          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         Incorporation of Certain Documents by Reference

         In connection with the issuance of the Home Equity Line of Credit Asset-Backed Notes, Series 2001-1, Class A, the Company is filing herewith the consent of KPMG LLP to the use of their report dated March 2, 2001 on their audit of the balance sheet of Mellon Home Equity Line of Credit Trust 2001-1 and the reference to their firm under the heading Experts in the prospectus supplement relating to the issuance by the Trust of the Notes. The consent of KPMG LLP is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         Exhibit No.               Description
         -----------               -----------

         23.1                      Consent of KPMG LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            J.P. Morgan Acceptance Corporation I


                                            By:  /s/  Anthony Hermann
                                                --------------------------------
                                                 Name: Anthony Hermann
                                                 Title: Vice President





Dated: March 20, 2001





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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

23.1              Consent of KPMG LLP









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